SUBSEQUENT EVENTS - THE RUSSIA-UKRAINE ARMED CONFLICT	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS - THE RUSSIA-UKRAINE ARMED CONFLICT	SUBSEQUENT EVENTS - THE RUSSIA-UKRAINE ARMED CONFLICTOn February 24, 2022, Russia launched a military attack on Ukraine. In response, the United States, the United Kingdom, and the European Union, among other countries, have imposed a wave of sanctions against certain Russian institutions, companies and citizens. As a result of the armed conflict and related sanctions, energy prices have spiked and foreign trade transactions involving Russian and Ukrainian counterparties have been severely affected.Russia has a significant participation in the international trade of steel slabs, iron ore pellets, metallurgical coal, pulverized coal for injection, which are relevant inputs for Ternium’s operations. In addition, Ukraine has a relevant participation in the international trade of steel slabs and iron ore pellets. The availability and pricing of these inputs in the international markets are expected to be volatile and could result in limitations to Ternium’s production levels and higher costs, affecting the Company’s profitability and results of operations. As a result of the economic sanctions imposed on Russia, Ternium or its contractors (including shipping companies) may not be able to continue purchasing or transporting products from, or making payments to, Ukrainian or Russian suppliers or counterparties; and the Company may not be able to promptly procure such raw materials from other suppliers, or may be required to purchase raw materials at increased prices.